As filed with the Securities and Exchange Commission on May 9, 2001
                                                Securities Act File No. 33-67852
                                        Investment Company Act File No. 811-7978
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 46                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act of 1940     [X]
                                Amendment No. 48

                        (Check appropriate box or boxes)


                             PILGRIM MAYFLOWER TRUST
                 (Exact Name of Registrant Specified in Charter)


                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)


                                 (800) 992-0180
              (Registrant's Telephone Number, Including Area Code)


         James M. Hennessy, Esq.                        With copies to:
      ING Pilgrim Investments, LLC                  Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                           Dechert
         Scottsdale, AZ 85258                        1775 Eye Street, N.W.
(Name and Address of Agent for Service)              Washington, DC 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

           [ ] Immediately upon filing pursuant to paragraph (b)
           [X] on May 10, 2001 pursuant to paragraph (b)
           [ ] 60 days after filing pursuant to paragraph (a)(1)
           [ ] on (date) pursuant to paragraph (a)(1)
           [ ] 75 days after filing pursuant to paragraph (a)(2)
           [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

           [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                             PILGRIM MAYFLOWER TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet
*    Contents of Registration Statement
*    Explanatory Note
*    Class I Prospectus
*    Part C
*    Signature Page
*    Exhibit Index
*    Consent of PricewaterhouseCoopers LLP
*    Consent of Dechert
*    Amended and Restated Multiple Class Plan

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 46 to the Registration Statement (the "Amendment") on Form N-1A for Pilgrim Mayflower Trust (the "Trust") incorporates by reference the Registrant's Equity, International, Income and Class Q Prospectuses and Part B contained in the Registrant's Registration Statement on Form N-1A which was filed with the Securities and Exchange Commission on March 1, 2001. This Amendment is being filed to register a new class of shares - Class I - to the Trust's International Value Fund and to make other non-material changes. This Amendment does not affect the Registration Statement for the Trust's Growth + Value Fund and Research Enhanced Index Fund.

ING PILGRIM [LOGO]                                                    Prospectus

                                  May 10, 2001

                                     Class I

                                                 INSTITUTIONAL CLASS SHARES

                                                 Pilgrim International Value
                                                 Pilgrim Research Enhanced Index
                                                 Pilgrim Growth Opportunities
                                                 Pilgrim MidCap Opportunities
                                                 Pilgrim SmallCap Opportunities
                                                 ING Pilgrim Money Market

This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
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[GRAPHIC] OBJECTIVE

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy, and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC] HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

Funds At A Glance                                                              2
Pilgrim International Value                                                    4
Pilgrim Research Enhanced Index                                                6
Pilgrim Growth Opportunities                                                   8
Pilgrim MidCap Opportunities                                                  10
Pilgrim SmallCap Opportunities                                                12
ING Pilgrim Money Market                                                      14

What You Pay to Invest                                                        16
Shareholder Guide                                                             17
Management of the Funds                                                       21
Dividends, Distributions and Taxes                                            23
More Information About Risks                                                  24
Financial Highlights                                                          27
Where To Go For More Information                                      Back cover

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

               FUND                                              INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------
International  International Value Fund                          Long-term capital appreciation
Equity Fund    Adviser: ING Pilgrim Investments, LLC
               Sub-Adviser: Brandes Investment Partners, L.P.

U.S. Equity    Research Enhanced Index Fund                      Capital appreciation
Funds          Adviser: ING Pilgrim Investments, LLC
               Sub-Adviser: J.P. Morgan
               Investment Management Inc.

               Growth Opportunities Fund                         Long-term growth of capital
               Adviser: ING Pilgrim Investments, LLC

               MidCap Opportunities Fund                         Long-term capital appreciation
               Adviser: ING Pilgrim Investments, LLC

               SmallCap Opportunities Fund                       Capital appreciation
               Adviser: ING Pilgrim Investments, LLC

Income         ING Pilgrim Money Market Fund                     A high level of current income as is
Fund           Adviser: ING Pilgrim Investments, LLC             consistent with the preservation of
               Sub-Adviser: ING Investment Management LLC        capital and liquidity and the maintenance
                                                                 of a stable $1.00 net asset value per share.

MAIN INVESTMENTS                                  MAIN RISKS
-------------------------------------------------------------------------------------------------------------
Equity securities of issuers located in           Price volatility and other risks that accompany an
countries outside the U.S., believed to           investment in foreign equities. Sensitive to currency
have prices below their long-term value.          exchange rates, international political and economic
                                                  conditions and other risks that affect foreign
                                                  securities.

Equity securities of large U.S.                   Price volatility and other risks that accompany an
companies that make up the S&P 500 Index          investment in equity securities.


Equity securities of large, medium, and           Price volatility and other risks that accompany an
small U.S. companies believed to have             investment in growth-oriented equity securities.
growth potential

Equity securities of medium-sized U.S.            Price volatility and other risks that accompany an
companies believed to have growth                 investment in equity securities of growth-oriented and
potential                                         medium-sized companies. Particularly sensitive to price
                                                  swings during periods of economic uncertainty.

Equity securities of small-sized U.S.             Price volatility and other risks that accompany an
companies believed to have growth                 investment in equity securities of growth-oriented and
potential                                         small-sized companies. Particularly sensitive to price
                                                  swings during periods of economic uncertainty.

A diversified portfolio of high quality,          The Fund's yield will vary. There can be no assurance
U.S. dollar-denominated short-term debt           that the Fund will be able to maintain a stable net
securities which are determined by the            asset value of $1.00 per share.
Sub-Adviser to present minimal credit
risks.

                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM INTERNATIONAL VALUE FUND               Brandes Investment Partners, L.P.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and global depository receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest up to the greater of:

*    20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

4    Pilgrim International Value Fund

                                                PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         15.23   17.86   13.46   51.49    1.89

Best and worst quarterly performance during this period:

4th quarter 1999: up 24.50%

3rd quarter 1998: down 14.73%

The Fund's year-to-date total return as of March 31, 2001 was down 9.05%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns(3)

                                                MSCI
                                                EAFE
                              Class A(4)      Index(5)
                              ----------      --------
One year, ended
December 31, 2000       %        -3.97         -13.96

Five years, ended
December 31, 2000       %        17.52           7.43

Since inception of
Class A(6)              %        17.14           9.12

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.
(3) This table shows performance of the Class A shares of the Fund, because Class I shares had not commenced operations during the year ended December 31, 2000. See footnote (2) to the bar chart above.
(4)  Reflects deduction of sales charge of 5.75%.
(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(6)  Class A commenced operations on March 6, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Pilgrim International Value Fund    5

                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM RESEARCH ENHANCED INDEX FUND           J.P. Morgan Investment Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in large companies that make up the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to options on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

6    Pilgrim Research Enhanced Index Fund

                                            PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.99   -11.83

Best and worst quarterly performance during this period:
4th quarter 1999 : up 12.47%
4th quarter 2000: down 8.40%

The Fund's year-to-date total return as of March 31, 2001 was down 11.97%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns

                                               S&P
                                               500
                                Class I      Index(2)
                                -------      --------
One year, ended
December 31, 2000        %       -11.83        -9.11

Since inception(3)       %         2.42         4.89

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.
(3)  The class commenced operations on December 30, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim Research Enhanced Index Fund    7

                                                    Adviser
PILGRIM GROWTH OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager believes have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

8    Pilgrim Growth Opportunities Fund

                                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         24.06   93.86   -18.74

Best and worst quarterly performance during this period:
4th quarter 1999: up 39.11%
4th quarter 2000: down 24.29%

The Fund's year-to-date total return as of March 31, 2001 was down 31.25%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                               S&P
                                               500
                                Class I      Index(2)
                                -------      --------
One year, ended
December 31, 2000        %      -18.74         -9.11

Since Inception(3)       %       26.62         17.67

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.
(3)  The class commenced operations on March 31, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim Growth Opportunities Fund    9

                                                    Adviser
PILGRIM MIDCAP OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of March 31, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $220 million to $8.6 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10   Pilgrim MidCap Opportunities Fund

                                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 103.19   0.08

Best and worst quarterly performance during this period:
4th quarter 1999: up 45.04%
4th quarter 2000: down 19.25%

The Fund's year-to-date total return as of March 31, 2001 was down 29.96%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.

Average Annual Total Returns

                                              S&P
                                           MidCap 400
                               Class I      Index(2)
                               -------      --------
One year, ended
December 31, 2000        %       0.08         17.51

Since Inception(3)       %      50.66         31.35

----------
(1)  These figures are as of December 31 of each year.
(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(3)  The class commenced operations on August 20, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim MidCap Opportunities Fund   11

                                                    Adviser
PILGRIM SMALLCAP OPPORTUNITIES FUND                 ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes. The market capitalization of companies held by the Fund as of March 31, 2001 ranged from $82 million to $8.9 billion.

The portfolio manager uses a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The Fund was closed to new investors effective February 29, 2000. Investors who were shareholders of the Fund on that day may continue to buy shares into accounts existing on that day. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

12   Pilgrim SmallCap Opportunities Fund

                                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         -5.21

Best and worst quarterly performance during this period:

1st quarter 2000: up 15.82%

4th quarter 2000: down 17.45%

The Fund's year-to-date total return as of March 31, 2001 was down 29.47%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns

                                            Russell
                                              2000
                               Class I      Index(2)
                               -------      --------
One year, ended
December 31, 2000        %      -5.21         -3.02

Since inception(3)       %      57.81         13.26

----------
(1)  These figures are as of December 31, 2000.
(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(3)  The class commenced operations on April 1, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim SmallCap Opportunities Fund   13

                                                   Adviser
                                                   ING Pilgrim Investments, LLC
                                                   Sub-Adviser
ING PILGRIM MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund operates as a diversified fund and invests in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund invests in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating and variable rate obligations, and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the oligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

Risks of Foreign Investments -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

14   ING Pilgrim Money Market Fund

                                                   ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          6.34

Best and worst quarterly performance during this period:

3rd quarter 2000: 1.64%

1st quarter 2000: 1.42%

The Fund's year-to-date total return as of March 31, 2001 was up 1.38%.

The following performance table discloses the Fund's average annual return

Average Annual Total Returns

                             Class I
                             -------
One year ended
December 31, 2000       %      6.34

Since inception(2)      %      6.19

The Fund's seven-day yield as of December 31, 2000 for the Class I shares was 6.32%. The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yield as of December 31, 2000 for the Class I shares was 6.52%. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-992-0180

----------
(1)  These figures are as of December 31, 2000.
(2)  The class commenced operations on October 13, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Pilgrim Money Market Fund   15

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees You Pay Directly

                                            Class I
                                            -------
Maximum sales charge on your investment
(as a % of offering price)                   none
 Maximum deferred sales charge
(as a % of purchase or sales price,
whichever is less)                           none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class I

                                          Distribution                  Total
                                           and service                  Fund            Waivers
                            Management       (12b-1)       Other       operating          and               Net
Fund                           fee            fees       expenses(3)   expenses     Reimbursements(2)     Expense
----                           ---            ----       -----------   --------     -----------------     -------
International Value            1.00%           --            0.34        1.34               --              1.34
Research Enhanced Index        0.70            --            0.37        1.07               --              1.07
Growth Opportunities           0.95            --            0.21        1.16               --              1.16
MidCap Opportunities           1.00            --            0.36        1.36               --              1.36
SmallCap Opportunities         1.00            --            0.15        1.15               --              1.15
Money Market                   0.25            --            0.16        0.41            -0.13              0.28

----------
(1) These tables show the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year.
(2) ING Pilgrim Investments, LLC ("ING Pilgrim") has entered into a written expense limitation agreement with ING Pilgrim Money Market Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraodinary expenses, subject to possible reimbursement to ING Pilgrim within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year is shown under the heading "Waivers and Reimbursements". The expense limit will continue through at least February 28, 2002.
(3) Because Class I shares are new for International Value Fund, expenses are estimated based on Class A expenses.

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class I

Fund                           1 year       3 years       5 years       10 years
----                           ------       -------       -------       --------
International Value              136          425           734           1,613
Research Enhanced Index          109          340           590           1,306
Growth Opportunities             118          368           638           1,409
MidCap Opportunities             138          431           745           1,635
SmallCap Opportunities           117          365           633           1,398
Money Market                      29          119           217             505

16   What You Pay to Invest

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

* The minimum initial investment for Class I Shares is $1,000,000. Class I shares are only available to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) retirement plans affiliated with ING Group; and (iii) ING Group and its affiliates for purposes of corporate cash management.

* The minimum amount of each Class I investment after your first one is $100,000.

* We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certified shares can't be sold or exchanged by telephone.

*    We have the right to refuse a request to buy shares.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

                              Initial                        Additional
    Method                   Investment                      Investment
    ------                   ----------                      ----------
By Contacting           An investment                    Visit or consult an
Your                    professional with an             investment
Investment              authorized firm                  professional.
Professional            can help you establish
                        and maintain your
                        account.

By Mail                 Visit or consult an              Fill out the Account
                        investment professional.         Additions form
                        Make your check payable          included on the bottom
                        to the Pilgrim Funds and         of your account
                        mail it, along with a            statement along with
                        completed Application.           your check payable to
                        Please indicate your             the Fund and mail
                        investment professional          them to the address on
                        on the New Account               the account statement.
                        Application                      Remember to write
                                                         your account number
                                                         on the check.

By Wire                 Call the ING Pilgrim             Wire the funds in the
                        Operations Department            same manner described
                        at (800) 336-3436 to             under "Initial
                        obtain an account                Investment."
                        number and indicate
                        your investment
                        professional on the
                        account.

                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:

                        State Street Bank and
                        Trust Company
                        ABA #101003621
                        Kansas City, MO
                        credit to:______________
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:_________________
                        Shareholder
                        A/C #_______________
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        ____________________
                        (Your Name Here)

                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:

                        Pilgrim Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   17

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right:

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        Method                                Procedures
        ------                                ----------
By Contacting Your            You may redeem by contacting your investment
Investment Professional       professional. Investment professionals may charge
                              for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                              Pilgrim Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-6368

                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --               You may redeem shares by telephone on all accounts
Expedited Redemption          other than retirement accounts, unless you check
                              the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                              To redeem by telephone, call the Shareholder
                              Servicing Agent at (800) 992-0180.

                              Receiving Proceeds By Check:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                              Receiving Proceeds By Wire:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

18   Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class I of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   19

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

Privacy Policy

You may review the Fund's policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

20   Shareholder Guide

                                                                      MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

As of March 31, 2001, ING Pilgrim managed over $17.8 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                          Advisory Fee
----                          ------------
International Value               1.00%
Research Enhanced Index           0.70
Growth Opportunities              0.95
MidCap Opportunities              1.00
SmallCap Opportunities            1.00
Money Market                      0.25

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Growth Opportunities Fund and MidCap Opportunities Fund

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund.

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

SmallCap Opportunities Fund

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Management of the Funds   21

MANAGEMENT
OF THE FUNDS                                                        SUB-ADVISERS
--------------------------------------------------------------------------------

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. Each Sub-Adviser is among the most respected institutional investment advisers in the world, and has been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

International Value Fund

Brandes Investment Partners, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. (Brandes) serves as Sub-Adviser to the Pilgrim International Value Fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc. which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $33 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

Charles Brandes has co-managed the Pilgrim International Value Fund since the Fund was formed in March 1995. Mr. Brandes has over 31 years of investment management experience. He founded the general partner of Brandes in 1974 and owns a controlling interest in it. At Brandes, he serves as a Managing Partner. He is a Chartered Financial Analyst and a Member of the Association for Investment Management and Research.

Jeff Busby has co-managed the Pilgrim International Value Fund since the Fund was formed in March 1995. Mr. Busby has over 13 years of investment management experience. At Brandes, he serves as a Managing Partner. He is also responsible for overseeing all trading activities for the firm. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analysts Society

Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Pilgrim Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $350 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund.

Ms. Buziak has co-managed the Pilgrim Research Enhanced Index Fund since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Devlin has co-managed the Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.

Mr. Kroll has co-managed the Pilgrim Research Enhanced Index Fund since March 2000. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co.

ING Pilgrim Money Market Fund

ING Investment Management LLC

ING Investment Management LLC ("IIM") serves as Sub-Adviser to the ING Pilgrim Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of September 30, 2000, were valued at $29.67 billion. IIM also advises other registered investment companies.

Ms. Jennifer J. Thompson, CFA leads a team of three investment professionals in managing the ING Pilgrim Money Market Fund. Ms. Thompson has been employed by IIM as an investment professional since 1998 and has seven years of investment experience.

22   Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds (other than Money Market Fund) distribute most or all of their net earnings and net capital gains to shareholders annually in the form of dividends. The Money Market Fund declares dividends daily and pays dividends monthly. The Fund distributes net capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I Shares of a Fund invested in another Pilgrim Fund which offers the Class.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         Dividends, Distributions and Taxes   23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser or sub-adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Inability to Sell Securities (All Funds except Research Enhanced Index and Money Market Fund). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. Government Securities (Money Market Fund). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (MidCap Opportunities, SmallCap Opportunities and International Value Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Money Market Fund). The Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Restricted and Illiquid Securities (All Funds). Each Fund may invest in restricted and illiquid securities, except as limited in the SAI. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities (Money Market Fund). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Asset-Backed Securities (Money Market Fund). Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities often do not contain the benefit of a complete security interest in the related collateral. The risks associated with asset-backed securities may be reduced by the addition of credit enhancements such as a bank letter of credit or a third-party guarantee.

24   More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Derivatives (Research Enhanced Index Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Investments in Foreign Securities (International Value Fund). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (International Value Fund). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Temporary Defensive Strategies (All Funds except Money Market Fund). When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Portfolio Turnover (All Funds except Research Enhanced Index Fund and International Value Fund). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Lending Portfolio Securities. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               More Information About Risks   25

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

Borrowing. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

26   More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Financial Highlights   27

                                                                       Financial
PILGRIM INTERNATIONAL VALUE FUND                                      Highlights
--------------------------------------------------------------------------------

Because Class I shares of the Pilgrim International Value Fund had not commenced operations prior to October 31, 2000, the Fund's fiscal year end, financial highlights are not presented for the Fund.

28   Pilgrim International Value Fund

Financial
Highlights                                  PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                             Class I
                                                                      Year ended October 31,
                                                                      ----------------------
                                                                      2000           1999(1)
                                                                      ----           -------
Operating performance:
 Net asset value at the beginning of the period            $          11.17           10.00
 Net investment income                                     $           0.04            0.06
 Net realized and unrealized gain on investments           $           0.19            1.11
 Total from investment operations                          $           0.23            1.17
 Distributions from net realized gain                      $          (0.15)             --
 Net asset value at the end of the period                  $          11.25           11.17
 Total investment return(2)                                %           2.00           11.70

Ratios and supplemental data:
 Net assets at the end of the period ($000s)               $         28,473          27,927
 Ratio of net expenses to average net assets after
 expense reimbursement                                     %           1.07            0.98 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                                     %           1.07            1.23 (3)
 Ratio of net investment income to average net assets      %           0.34            0.62 (3)
 Portfolio turnover rate                                   %             57              26

----------
(1)  Class I commenced operations on December 30, 1998.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Pilgrim Research Enhanced Index Fund   29

                                                                       Financial
PILGRIM GROWTH OPPORTUNITIES FUND                                     Highlights
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                                   Class I
                                                                            Year ended December 31,
                                                                   ------------------------------------------
                                                                     2000        1999       1998       1997(1)
                                                                   -------     -------     ------     -------
Operating performance:
 Net asset value at the beginning of the period         $            33.76       26.28      21.36       17.90
 Net investment income (loss)                           $            (0.15)      (0.17)     (0.05)       0.01
 Net realized and unrealized gain on investments        $            (6.07)      20.49       5.18        4.30
 Total from investment operations                       $            (6.22)      20.32       5.13        4.31
 Dividends from net realized gain                       $            (1.49)     (12.84)     (0.21)      (0.85)
 Total distributions                                    $            (1.49)     (12.84)     (0.21)      (0.85)
 Net asset value at the end of the period               $            26.05       33.76      26.28       21.36
 Total investment return(2)                             %           (18.74)      93.86      24.06       24.29

Ratios and supplemental data:
 Net assets at the end of the period ($000s)            $          108,005     132,953     83,233     113,529
 Ratio of expenses to average net assets after
 reinbursement                                          %             1.16        1.00       1.00        1.02 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                                  %             1.16        1.00       1.00        1.02 (3)
 Ratio of net investment income (loss) to average net
 assets                                                 %            (0.56)      (0.61)     (0.13)       0.08 (3)
 Portfolio turnover rate                                %              326         286         98          32

----------
(1)  Class I commenced operations on March 31, 1997.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

30   Pilgrim Growth Opportunities Fund

Financial
Highlights                                     PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                             Class I
                                                                       Year ended December 31,
                                                                   ------------------------------
                                                                    2000        1999       1998(1)
                                                                   ------      ------      ------
Per Share Operating Performance
 Net asset value, beginning of period                     $         21.34       12.99       10.00
 Net investment loss                                      $         (0.13)      (0.15)      (0.02)
 Net realized and unrealized gain on investments          $          0.23       12.09        3.01
 Total from investment operations                         $          0.10       11.94        2.99
 Distributions from net realized gain                     $         (2.18)      (3.59)         --
 Total distributions                                      $         (2.18)      (3.59)         --
 Net asset value, end of period                           $         19.26       21.34       12.99
 Total return(2):                                         %          0.08      103.19       29.90

Ratios and supplemental data:
 Net assets, end of period (000s)                         $        68,006      67,954      33,441
 Ratio of expenses to average net assets after
 reimbursement(3)                                         %          1.36        1.41        1.50
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                 %          1.36        1.41        2.01
 Ratio of net investment loss to average net assets(3)    %         (0.66)      (1.04)      (0.70)
 Portfolio turnover                                       %           188         201          61

----------
(1)  Fund commenced operations on August 20, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Pilgrim MidCap Opportunities Fund   31

                                                                       Financial
PILGRIM SMALLCAP OPPORTUNITIES FUND                                   Highlights
--------------------------------------------------------------------------------

The information in the table below for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors. For all periods prior to January 1, 2000 the information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                         Class I
                                                                 Year ended December 31,
                                                                 -----------------------
                                                                 2000            1999(1)
                                                                 ----            -------
Operating performance:
 Net asset value at the beginning of the period      $           59.54            31.78
 Net investment loss                                 $           (1.00)           (0.08)
 Net realized and unrealized gain on investments     $           (2.17)           35.40
 Total from investment operations                    $           (3.17)           35.32
 Distributions from net realized gain                $           (8.90)           (7.56)
 Total Distributions                                 $           (8.90)           (7.56)
 Net asset value at the end of the period            $           47.47            59.54
 Total investment return(2)                          %           (5.21)          126.05

Ratios and supplemental data:
 Net assets at the end of the period ($000s)         $              --               --
 Ratio of expenses to average net assets after
 reimbursement                                       %            1.15             0.47 (3)
 Ratio of expenses to average net assets prior to
 expense reimbursement                               %            1.15             0.47 (3)
 Ratio of net investment loss to average
 net assets                                          %           (0.75)           (0.35)(3)
 Portfolio turnover rate                             %             134              223

----------
(1)  Class I commenced operations on April 1, 1999.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

32   Pilgrim SmallCap Opportunities Fund

Financial
Highlights                                         ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                                       Class I
                                                                Year ended October 31,
                                                                ----------------------
                                                                2000          1999(1)
                                                                ----          -------
Operating performance:
 Net asset value per share, beginning of period    $             1.00           1.00
 From investment operations:
 Net investment income(2)                          $             0.06           0.00*
 Distributions paid from investment income         $            (0.06)         (0.00)*
 Net asset value per share, end of period          $             1.00           1.00

Ratios and supplemental data:
 Net assets, end of period (in thousands)          $           12,061          1,906
 Total investment return(3)                        %             6.19           0.28 (4)
 Ratio to average net assets:
 Net expenses                                      %             0.28           0.31 (5)
 Gross expenses                                    %             0.41           0.59 (5)
 Net investment income                             %             5.96           5.29 (5)

----------
(1)  Class I commenced offering on October 13, 1999.
(2) Per share amount is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any. Total returns would be lower if the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized.
*    Amount represents less than $0.01.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Pilgrim Money Market Fund   33

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch
Road Scottsdale, AZ
85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Growth Opportunities Fund       811-4431
Pilgrim Equity Trust                    811-8817
  Pilgrim MidCap Opportunities Fund
Pilgrim Mayflower Trust                 811-7978
  Pilgrim Research Enhanced Index Fund
  Pilgrim International Value Fund
Pilgrim SmallCap Opportunities Fund     811-4434
Pilgrim Funds Trust                     811-8895
  ING Pilgrim Money Market Fund

IPROS051001-051001

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)  (1)  Declaration of Trust (1)
          (2) Form of Establishment and Designation of Class of Shares of Beneficial Interest

     (b)  By-laws (1)

     (c)  N/A

     (d)  (1)  Investment Advisory Contracts (2), (5), (6), (8), (9) and (11)
          (2) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc. (14)
          (3) Form of Sub-Advisory Agreement between Pilgrim Emerging Markets Value Fund, Pilgrim Investments, Inc. and Brandes Investment Partners, L.P. (15)
          (4) Form of Sub-Advisory Agreement between Pilgrim International Value Fund, Pilgrim Investments, Inc. and Brandes Investment Partners, L.P. (15)
          (5) Form of Sub-Advisory Agreement between Pilgrim Research Enhanced Index Fund, Pilgrim Investments, Inc. and J.P. Morgan Investment Management Inc. (15)
          (6) Form of Sub-Advisory Agreement between Pilgrim Growth + Value Fund, Pilgrim Investments, Inc. and Navellier Fund Management, Inc. (15)

     (e)  (1)  Form Underwriting Contracts - Class B Shares (12)
          (2) Form of Underwriting Agreement between Registrant and Pilgrim Securities, Inc. (14)

     (f)  N/A

     (g)  (1)  Custodian Agreements (4), (10) and (11)
          (2) Form of Amended Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. (15)

     (h)  Other Material Contracts (3), (7) and (11)

     (i)  Legal Opinion

     (j)  (1)  Consent of PricewaterhouseCoopers LLP
          (2)  Consent of KPMG LLP

     (k)  N/A

     (l)  N/A

     (m)  Form of Rule 12b-1 Plan (12)

     (n)  Form of Amended and Restated Multiple Class Plan

     (p) (1) Pilgrim Group Funds Code of Ethics (13) Form of Brandes Investment Partners, L.P. Code of Ethics (13)
          (2) Form of Brandes Investment Partners, L.P. Amendment to Code of Ethics (13)
          (3)  Form of J.P. Investment Management Inc. Code of Ethics (13)
          (4)  Form of Navellier Fund Management Inc. Code of Ethics (13)

----------
(1) Included in Registrant's Registration Statement filed August 24, 1993 and incorporated herein by reference.
(2) Included in Registrant's Pre-Effective Amendment No. 1 filed October 7, 1993 and incorporated herein by reference.
(3) Included in Registrant's Pre-Effective Amendment No. 2 filed November 3, 1993 and incorporated herein by reference.
(4) Included in Registrant's Post-Effective Amendment No. 7 filed December 29, 1995 and incorporated herein by reference.
(5) Included in Registrant's Post-Effective Amendment No. 9 filed August 5, 1996 and incorporated herein by reference.
(6) Included in Registrant's Post-Effective Amendment No. 13 filed December 13, 1996 and incorporated herein by reference.
(7) Included in Registrant's Post-Effective Amendment No. 19 and incorporated herein by reference.
(8) Included in Registrant's Post-Effective Amendment No. 19 filed April 30, 1997 and incorporated herein by reference.
(9) Included in Registrant's Post-Effective Amendment No. 33 filed December 29, 1997 and incorporated herein by reference.
(10) Included in Registrant's Post-Effective Amendment No. 35 filed February 27, 1998 and incorporated herein by reference.
(11) Included in Registrant's Post-Effective Amendment No. 36 filed October 23, 1998 and incorporated herein by reference.
(12) Included in Registrant's Post-Effective Amendment No. 41 filed on January 4, 2000 and incorporated herein by reference.
(13) Included in Registrant's Post-Effective Amendment No. 43 filed on April 28, 2000 and incorporated herein by reference.
(14) Included in Registrant's Post-Effective Amendment No. 44 filed on December 22, 2000 and incorporated herein by reference.
(15) Included in Registrant's Post-Effective Amendment No. 45 filed on March 1, 2001 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     There are no persons controlled by or under common control with the Fund.

ITEM 25. INDEMNIFICATION - PILGRIM MAYFLOWER TRUST (formerly the "Northstar Trust")

     Section 4.3 of Registrant's Declaration of Trust provides the following:

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

          (ii)the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or Officer:

          (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii)with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; or

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or Officer, unless there has been a determination that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of Indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or Officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or Officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Disinterested Trustee" is one who is not
(i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

     Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference.

     Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their application for registration as investment advisers on Form ADV Brandes Investment Partners, L.P. (File No. 801-24896), J.P. Morgan Investment Management, Inc. (File No. 801-21011); and Navellier Fund Management, Inc. (File No. 801-50932).

ITEM 27. PRINCIPAL UNDERWRITER

     (a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust, Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim GNMA Income Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Funds Trust, Pilgrim Senior Income Fund and Lexington Money Market Trust.

     (b) Information as to the directors and officers of ING Pilgrim Securities, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     State Street Bank and Trust Co. at 1776 Heritage Drive, North Quincy, MA 02171 and Brown Brothers Harriman & Co. at 40 Water Street, Boston, MA 02109-3661 maintain the records as Custodians and Fund Accounting Agents of the
Registrant:

     (1)  Receipts and delivery of securities including certificate numbers;
     (2)  Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned; and
     (4)  Fund Accounting Records

     DST Systems Inc. ("DST") maintains the following records at 210 West 10th Street, 8th Floor, Kansas City, MO 64105, as Transfer Agent and Blue Sky Administrator for the Registrant:

     (1)  Shareholder Records;
     (2) Share accumulation accounts; Details as to dates, number of shares and share prices of each account;
     (3)  Fund Accounting Records; and
     (4)  State Securities Registration Records

     All other records required by item 30(a) are maintained at the office of the Administrator, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 and the office of the appropriate Subadviser, Brandes Investment Partners, L.P., 12750 High Bluff Drive, San Diego, CA 92130, J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036 or Navellier Fund Management, Inc., 1 East Liberty, Third Floor, Reno, NV 89501.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 9th day of May, 2001.

                                        PILGRIM MAYFLOWER TRUST


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson
                                            Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signature                        Title                          Date
       ---------                        -----                          ----

                                Trustee and Chairman                May 9, 2001
---------------------------
John G. Turner*

                                President and Chief Executive       May 9, 2001
---------------------------     Officer
James M. Hennessy*

                                Senior Vice President and           May 9, 2001
---------------------------     Principal Financial Officer
Michael J. Roland*


                                Trustee                             May 9, 2001
---------------------------
Paul S. Doherty*

                                Trustee                             May 9, 2001
---------------------------
Alan L. Gosule*

                                Trustee                             May 9, 2001
---------------------------
Walter H. May, Jr.*

                                Trustee                             May 9, 2001
---------------------------
Thomas J. McInerney*

       Signature                        Title                          Date
       ---------                        -----                          ----


---------------------------
Jock Patton*                     Trustee                            May 9, 2001


---------------------------
David W.C. Putnam*               Trustee                            May 9, 2001


---------------------------
Blaine E. Rieke*                 Trustee                            May 9, 2001


---------------------------
Richard A. Wedemeyer*            Trustee                            May 9, 2001



*By: /s/ Kimberly A. Anderson
     -------------------------
     Kimberly A. Anderson
     Attorney-in-Fact**

----------
** Executed pursuant to powers of attorney filed with Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A.

                                  EXHIBIT INDEX

EXHIBIT NUMBER               NAME OF EXHIBIT
--------------               ---------------

   (a)(2) Form of Establishment and Designation of Class of Shares of Beneficial Interest

   (i)                       Legal Opinion

   (j)(1)                    Consent of PricewaterhouseCoopers LLP

   (j)(2)                    Consent of KPMG LLP

   (n)                       Form of Amended and Restated Multiple Class Plan